                             LETTER OF TRANSMITTAL

                                   TO TENDER
                             SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                                    CONECTIV
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 11, 1999

         THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
        AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, JUNE 8, 1999,
                         UNLESS THE OFFER IS EXTENDED.

             By Mail:                The Depositary for the Offer is:     By Hand or Overnight Courier:
REORGANIZATION SERVICES DEPARTMENT         THE BANK OF NEW YORK         REORGANIZATION SERVICES DEPARTMENT
           P.O. BOX 10                                                          101 BARCLAY STREET
  NEWARK, NEW JERSEY 07101-0010                                             RECEIVE AND DELIVER WINDOW
                                                                             NEW YORK, NEW YORK 10286

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

------------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF SHARES OF COMMON STOCK TENDERED
                                          (SEE INSTRUCTIONS 3, 4 AND 5)
------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)
       PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                   SHARES OF COMMON STOCK TENDERED
                       CERTIFICATE(S)                            (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                 OF SHARES OF        NUMBER OF
                                                                                 COMMON STOCK        SHARES OF
                                                                CERTIFICATE       REPRESENTED      COMMON STOCK
                                                               NUMBER(S)(1)    BY CERTIFICATE(S)    TENDERED(2)
                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------
                                                               TOTAL SHARES:
------------------------------------------------------------------------------------------------------------------
  Indicate in this box the order (by certificate number) in which Shares (as defined below) are to be purchased in the event of proration.(3) (Attach additional signed list if necessary.) See Instruction 11.
    1st: ____                   2nd: ____                   3rd: ____                4th: ____          5th: ____
------------------------------------------------------------------------------------------------------------------

 (1) Need not be completed by stockholders tendering Shares by book-entry transfer or stockholders holding such Shares as Direct Registration Shares.
 (2) If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of such Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 5.
 (3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, such Shares will be selected for purchase by the Depositary. See Instruction 11.
-------------------------------------------------------------------------------

                           DIRECT REGISTRATION SHARES

If you hold Direct Registration Shares, check the appropriate box below to tender your Direct Registration Shares.

[ ]  Check here to tender ALL Direct Registration Shares.

[ ]  Check here to tender only ________ Direct Registration Shares.

                           CONECTIVDIRECT(TM) SHARES
                             (SEE INSTRUCTION 13.)

This section is to be completed ONLY by participants in ConectivDirect(TM) who wish to tender shares of common stock held in ConectivDirect(TM).

[ ] Check here to instruct the Depositary to tender on behalf of the undersigned ALL the shares of common stock credited to the ConectivDirect(TM) account of the undersigned (including any shares of common stock purchased after May 7, 1999 and credited to such account, which are not reflected on the pre-addressed label).

[ ] Check here to instruct the Depositary to tender on behalf of the undersigned the following number of shares of common stock credited to the ConectivDirect(TM) account of the undersigned:
     Shares:
    ----------------

     This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below), including Converted Shares (as defined below), is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below) or if Shares are held in ConectivDirect(TM) or are Direct Registration Shares ("DRS"). See Instruction 3.

---------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF SHARES OF CLASS A COMMON STOCK
                            FOR WHICH ELECTION TO CONVERT AND TENDER IS BEING MADE
                                       (SEE INSTRUCTIONS 2, 3, 4 AND 5)
---------------------------------------------------------------------------------------------------------------
                   THIS SECTION IS ONLY TO BE COMPLETED IF SHARES ISSUABLE UPON CONVERSION OF
                                     CLASS A COMMON STOCK ARE BEING TENDERED
---------------------------------------------------------------------------------------------------------------
      COLUMN A                    COLUMN B              COLUMN C          COLUMN D               COLUMN E
--------------------- --------------------------------- -------- -------------------------- -------------------
                                                                 NUMBER OF SHARES OF COMMON
                                                                    STOCK ISSUABLE UPON     NUMBER OF SHARES OF
                      TOTAL NUMBER OF SHARES OF CLASS A                  CONVERSION           COMMON STOCK IN
     CERTIFICATE          COMMON STOCK EVIDENCED BY     CONVERSION   (MULTIPLY COLUMN B BY       COLUMN D
      NUMBER(S)                CERTIFICATE(S)           RATIO(1)        COLUMN C)(2)            TENDERED(3)
---------------------------------------------------------------------------------------------------------------
                                                        1.59997
---------------------------------------------------------------------------------------------------------------
                                                        1.59997
---------------------------------------------------------------------------------------------------------------
                                                        1.59997
---------------------------------------------------------------------------------------------------------------
                                                        1.59997
---------------------------------------------------------------------------------------------------------------
                                                        1.59997
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL
                                                        SHARES:
---------------------------------------------------------------------------------------------------------------
  Indicate in this box the order (by certificate number) in which Shares issuable upon conversion of Class A
 Common Stock are to be purchased in the event of proration.(4) (Attach additional signed list if necessary.)
                                              See Instruction 11.
    1st: ________               2nd: ________           3rd: ________       4th: ________   5th: ________
---------------------------------------------------------------------------------------------------------------
 (1) In accordance with the terms of the Restated Certificate of Incorporation of Conectiv, each share of Class
       A Common Stock is convertible in the Offer into 1.59997 Shares.
 (2) Represents the aggregate number of Shares issuable upon the conversion of Class A Common Stock in accordance with the terms and conditions of the Restated Certificate of Incorporation of Conectiv. See
      Instruction 2.
 (3) If you desire to tender fewer than all Shares issuable upon conversion of Class A Common Stock, please indicate in this column the number of such Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 5.
 (4) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, such Shares will be selected for purchase by the Depositary. See Instruction 11.
---------------------------------------------------------------------------------------------------------------

                               LOST CERTIFICATES
                             (SEE INSTRUCTION 12.)

[ ] Please check here if certificates for part or all of your Shares or shares of Class A Common Stock have been lost, stolen, misplaced or destroyed. Upon receipt of this Letter of Transmittal, the Depositary will contact you directly with replacement instructions.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 7, 8 AND 9)

        To be completed ONLY if the check for the aggregate Purchase Price of Shares, including Converted Shares, purchased and/or certificates for Shares, including Converted Shares, not tendered or not purchased, or certificates for shares of Class A Common Stock not converted, are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] check and/or
           [ ] certificate(s) to:

   Names
   ---------------------------------------------------

              ------------------------------------------------------------
                                     (PLEASE PRINT)
   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                              SOCIAL SECURITY NO.)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 7 AND 9)

        To be completed ONLY if the check for the Purchase Price of Shares, including Converted Shares, purchased and/or certificates for Shares, including Converted Shares, not tendered or not purchased, or certificates for shares of Class A Common Stock not converted, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check and/or
          [ ] certificate(s) to:

   Names
   ---------------------------------------------------

              ------------------------------------------------------------
                                     (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH
      IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Conectiv, a Delaware corporation (the "Company"), the above-described shares of its Common Stock, par value $0.01 per share (the "Shares"), (including the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of April 23, 1998 (the "Rights Agreement"), between the Company and Conectiv Resource Partners, Inc., as the Rights Agent), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 11, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the context otherwise requires, all references to Shares shall include the associated Rights.

     Although the Company is not offering to purchase shares of Class A Common Stock ("Class A Common Stock"), as a result of the Offer, holders of Class A Common Stock may elect, in accordance with the terms of the Restated Certificate of Incorporation of the Company and the Rights Agreement, to convert each share of Class A Common Stock (and associated preferred stock purchase rights (the "Class A Rights") issued pursuant to the Rights Agreement) into 1.59997 Shares (and 1.59997 associated Rights) and to tender such Shares (and associated Rights) pursuant to the Offer; provided, however, that any such election and conversion will be effective only with respect to such Shares (and associated Rights) as are actually accepted for purchase by the Company pursuant to the Offer. See Section 3 of the Offer to Purchase.

     The undersigned acknowledges that completion and execution of this Letter of Transmittal by a holder of shares of Class A Common Stock shall constitute an election by such holder to convert such shares of Class A Common Stock into Shares in accordance with the terms and conditions of the Restated Certificate of Incorporation of the Company.

     AS USED IN THIS LETTER OF TRANSMITTAL, THE TERM "ELECTING CLASS A SHARES" MEANS SHARES OF CLASS A COMMON STOCK FOR WHICH THE HOLDER HAS ELECTED TO CONVERT SUCH SHARES FOR PURPOSES OF THE OFFER; AND THE TERM "CONVERTED SHARES" MEANS THE SHARES ISSUABLE UPON CONVERSION OF ELECTING CLASS A SHARES.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares, including Converted Shares, that are being tendered hereby or orders the registration of such Shares, including Converted Shares tendered by book-entry transfer or as DRS, that are purchased pursuant to the Offer to or upon the order of the Company, and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, including Converted Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (i) deliver certificates for such Shares or certificates for Electing Class A Shares, or transfer ownership of Shares, including Converted Shares, on the account books maintained by the Book-Entry Transfer Facility or as DRS, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

          (ii) present certificates for such Shares or certificates for Electing Class A Shares for cancellation and transfer on the books of the Company; and

          (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, including Converted Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares, including Converted Shares, tendered hereby; (ii) when and to the extent such Shares, including Converted Shares, are accepted for purchase by the Company, the Company will acquire good, valid and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims; (iii) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares, including Converted Shares, tendered hereby; and (iv) the undersigned has read and agrees to all of the terms of the Offer.

     The undersigned understands that tenders of Shares, including Converted Shares, pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to the Company that (i) the undersigned has a "net long position," within the meaning of Rule l4e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the Shares or equivalent securities being tendered, including Converted Shares, and (ii) the tender of such Shares, including Converted Shares, complies with Rule 14e-4.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already preprinted above, exactly as they appear on the certificate(s) representing Shares or on the certificates for the shares of Class A Common Stock representing the Converted Shares tendered hereby. The certificate number(s), the number of Shares represented by such certificate(s) and the number of Shares that the undersigned wishes to tender should be set forth in the box captioned "Description of Shares of Common Stock Tendered" above. In the case of shares of Class A Common Stock, the certificate number(s), the number of shares of Class A Common Stock represented by such certificate(s), the number of Shares into which such shares of Class A Common Stock are convertible in the Offer and the number of such Shares that the undersigned wishes to tender should be set forth in the box captioned "Description of Shares of Class A Common Stock For Which Election to Convert and Tender Is Being Made" above. In each case, the price at which such Shares, including Converted Shares, are being tendered should be indicated by either (i) checking ONE of the boxes listed under the item "Shares Tendered at Price Determined by Stockholder" or
(ii) checking the box under the item "Shares Tendered at Price Determined Pursuant to the Offer."

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not greater than $25.50 nor less than $23.50 per Share), net to the Seller in cash, that it will pay for Shares, including Converted Shares, validly tendered and not withdrawn pursuant to the Offer (the "Purchase Price"), taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 14,000,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn) at a price not greater than $25.50 nor less than $23.50 per Share. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration provisions. The Company will return, at its expense, all Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration. In the event that any Converted Shares are not purchased, including as a result of such shares being tendered at prices greater than the Purchase Price or due to proration, the Company will return to the holders of the Electing Class A Shares underlying such Converted Shares as promptly as practicable after the Expiration Date, at its expense, shares of Class A Common Stock submitted for conversion; provided that the Company will deliver to such holders cash in lieu of any fractional shares of Class A Common Stock.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares, including Converted Shares, tendered or may not be required to purchase any such Shares tendered hereby or may accept for payment fewer than all such Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares, including Converted Shares, purchased, and/or return any Shares not tendered or not purchased by crediting such unpurchased Shares as DRS in an account maintained or established for such stockholder, or in the case of shares of Class A Common Stock not converted certificates for shares of Class A Common Stock, in the name(s) of the undersigned (and, in the case of Shares, including Converted Shares, tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility of Shares or shares of Class A Common Stock, as the case may be). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for shares of Class A Common Stock not converted, (and accompanying documents, as appropriate) to the undersigned at the address shown above in the box captioned "Description of Shares Tendered." In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any shares of Class A Common Stock not converted, in the name(s) of, and/or mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares, including shares of Class A Common Stock, from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares, including Converted Shares, so tendered.

     The undersigned understands that a tender of Shares, including Converted Shares, pursuant to the Offer will include a tender of the associated Rights and that no separate consideration will be paid for such Rights. For a description of the Rights, see Section 8 of the Offer to Purchase.

     The undersigned understands that acceptance of Shares, including Converted Shares, by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL STOCKHOLDERS)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:
--------------------------- , 1999

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
               -----------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                        --------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on certificate(s) for Electing Class A Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7.)

If a holder holds Direct Registration Shares, the person(s) signing above hereby directs The Bank of New York, as the Company's transfer agent (the "Transfer Agent"), to place a stop against the aforementioned number of Shares held as Direct Registration Shares pending expiration of the Offer. Upon expiration of the Offer, the Transfer Agent is further directed to follow the directions for delivery to the Depositary.

                           GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 1 AND 7. TO
                         BE COMPLETED ONLY IF REQUIRED
                             BY SUCH INSTRUCTIONS.)

Name of Firm
           ---------------------------------------------------------------------

Authorized Signature
                ----------------------------------------------------------------

Name  --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title---------------------------------------------------------------------------

Address-------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                        --------------------------------------------------------

Dated:
--------------------------- , 1999

     Stockholders who cannot deliver their certificates for Shares and/or certificates for Electing Class A Shares and any other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares, including Converted Shares, using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 3.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES, INCLUDING CONVERTED SHARES, ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account No.:

Transaction Code No.:

[ ] CHECK HERE IF TENDERED SHARES, INCLUDING CONVERTED SHARES, ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

     Name of Tendering Institution:

     Account No.: ____________

     Transaction Code No.: ____________

                          PRICE (IN DOLLARS) PER SHARE
                  AT WHICH SHARES, INCLUDING CONVERTED SHARES,
                               ARE BEING TENDERED
                              (SEE INSTRUCTION 6.)
              CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED,
                            OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES,
                          INCLUDING CONVERTED SHARES.

--------------------------------------------------------------------------------

           SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER

[ ] The undersigned wants to maximize the chance of having Conectiv purchase all the Shares, including Converted Shares, the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares, including Converted Shares, and is willing to accept the Purchase Price determined by the Company in accordance with the terms of the Offer. This action will result in receiving a price per Share as low as $23.50 and as high as $25.50.

              ---------------------------------------------------

                                       OR

              ---------------------------------------------------

                      SHARES, INCLUDING CONVERTED SHARES,
                  TENDERED AT PRICE DETERMINED BY STOCKHOLDER
                              (SEE INSTRUCTION 6.)

By checking ONE of the boxes below INSTEAD OF THE BOX UNDER "SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER" ABOVE, the undersigned hereby tenders Shares, including Converted Shares, at the price checked. This action could result in none of such Shares being purchased if the Purchase Price for such Shares is less than the price checked. A stockholder who desires to tender Shares, including Converted Shares, at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. THE SAME SUCH SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE. If more than one box is checked, or if no box is checked, there is no valid tender of such Shares.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES, INCLUDING CONVERTED SHARES, ARE BEING TENDERED:

[ ]  $23.50    [ ]  $24.00    [ ]  $24.50    [ ]  $25.00    [ ]  $25.50

[ ]  $23.625   [ ]  $24.125   [ ]  $24.625   [ ]  $25.125

[ ]  $23.75    [ ]  $24.25    [ ]  $24.75    [ ]  $25.25

[ ]  $23.875   [ ]  $24.375   [ ]  $24.875   [ ]  $25.375

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     l. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined below), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares and/or Electing Class A Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares and/or Electing Class A Shares are tendered for the account of an Eligible Institution. See Instruction 7. An "Eligible Institution" means (i) banks (as defined in Section 3(a) of the Federal Deposit Insurance Act); (ii) brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act); (iii) credit unions (as defined in Section 19B(1)(A) of the Federal Reserve Act); (iv) national securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and (v) savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act) (each an "Eligible Institution").

     2. Class A Common Stock. Although the Company is not offering to purchase shares of Class A Common Stock, as a result of the Offer, holders of shares of Class A Common Stock may elect, in accordance with the terms of the Restated Certificate of Incorporation of the Company and the Rights Agreement, to convert each share of Class A Common Stock (and associated Class A Rights issued pursuant to the Rights Agreement) into 1.59997 Shares (and 1.59997 associated Rights) and tender such Shares (including the associated Rights) pursuant to the Offer; provided, however, that any such election and conversion will be effective only with respect to such Shares (including the associated Rights) as are actually accepted for purchase by the Company pursuant to the Offer. See
Section 3 of the Offer to Purchase.

     If a holder of Class A Common Stock desires to effect a conversion of shares of Class A Common Stock and to tender Shares issuable upon such conversion, the box entitled "Description of Shares of Class A Common Stock For Which Election to Convert and Tender Is Being Made" should be completed.

     In the event that Converted Shares are not purchased, including as a result of such Converted Shares being tendered at prices greater than the Purchase Price or due to proration, the Company will return to the holders of the Electing Class A Shares underlying such Converted Shares as promptly as practicable after the Expiration Date, at its expense, such shares of Class A Common Stock submitted for conversion; provided that the Company will deliver to such holders cash in lieu of any fractional shares of Class A Common Stock.

     3. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if certificates for Shares or certificates for Electing Class A Shares are to be forwarded herewith or if delivery of Shares or Electing Class A Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase or if the Shares are DRS. Certificates for all physically delivered Shares or Electing Class A Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares or Electing Class A Shares delivered electronically, or completion of the box entitled "Direct Registration Shares," as well as a properly completed and duly executed Letter of Transmittal (or manually signed copy thereof) with any required signature guarantees (or an Agent's Message with a book-entry transfer) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates for Shares or certificates for Electing Class A Shares are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Stockholders whose certificates for Shares or certificates for Electing Class A Shares are not immediately available, who cannot deliver their Shares, or Electing Class A Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender Shares, including Converted Shares, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution, (2) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (3) the certificates for all physically delivered Shares or certificates for Electing Class A Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares or Electing Class A Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed copy thereof) with any required signature guarantees, or an Agent's Message with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must be guaranteed by an Eligible Institution in the form set forth in such Notice.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES OR CERTIFICATES FOR ELECTING CLASS A SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or copy thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     4. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Electing Class A Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     5. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered or fewer than all the shares of Class A Common Stock represented by any certificate delivered to the Depositary for conversion are to be converted, stockholders should fill in, as applicable, the number of Shares that are to be tendered in the box entitled "Number of Shares of Common Stock Tendered" or the number of Converted Shares that are to be tendered in the box entitled "Number of Shares of Common Stock in Column D Tendered." In such case, if any tendered Shares are not purchased, Shares will be returned as promptly as practicable after the expiration or termination of the Offer by crediting such unpurchased Shares as DRS in an account maintained or established for such stockholder, or, in the case of shares of Class A Common Stock (other than fractional shares), a new certificate for shares of Class A Common Stock will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided under either the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. Unless otherwise indicated, all Shares represented by certificates for Shares, including certificates for Class A Common Stock, delivered to the Depositary will be deemed to have been tendered.

     6. Indication of Price at Which Shares Are Being Tendered. For Shares, including Converted Shares, to be validly tendered by this Letter of Transmittal, the stockholder must either:

          (a) check the box under "Shares Tendered at Price Determined Pursuant to the Offer"; or

          (b) check the box indicating the price per Share at which such Shares are being tendered under "Shares, Including Converted Shares, Tendered at Price Determined by Stockholder."

By checking the box under "Shares Tendered at Price Determined Pursuant to the Offer" you agree to accept the Purchase Price determined by the Company in accordance with the terms of the Offer, which may be as low as $23.50 or as high as $25.50 per Share. By checking a box under "Shares, Including Converted Shares, Tendered at Price Determined by Stockholder," you acknowledge that doing so could result in none of such Shares being purchased if the Purchase Price for the Shares is less than the price represented by the box you check. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of such stockholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     7. Signatures On Letter Of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, and/or Electing Class A Shares, the signatures must correspond exactly with the name(s) as written on the face of the certificates for Shares or certificates for Electing Class A Shares, as the case may be, without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby, or Electing Class A Shares, are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby or Electing Class A Shares, are registered in different names on different certificates for Shares, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or copies thereof) as there are different registrations of certificates for Shares or Electing Class A Shares, as the case may be.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, or Electing Class A Shares, no endorsements of certificates for Shares or Electing Class A Shares, or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased, or shares of Class A Common Stock not converted, are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) for Shares or Electing Class A Shares, as the case may be, must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signature(s) on any such certificates for Shares or shares of Class A Common Stock or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, or Electing Class A Shares, certificates for such Shares or Electing Class A Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate for Shares or Electing Class A Shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     8. Stock Transfer Taxes. Except as provided in this Instruction 8, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer, including upon the conversion of Electing Class A Shares. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased, or shares of Class A Common Stock not converted, are to be registered in the name of, any person other than the registered holder(s), or if such shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase.

     9. Special Payment and Delivery Instructions. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be credited as DRS to an account other than an account maintained by, and/or any shares of Class A Common Stock not converted are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for such shares of Class A Common Stock are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares of Common Stock Tendered," and/or in the box captioned "Description of Shares of Class A Common Stock For Which Election To Convert and Tender Is Being Made" then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed and such signature(s) must be guaranteed by an Eligible Institution. See Instruction 1. Stockholders tendering Shares, including Converted Shares, by book-entry transfer will have any Shares not accepted for purchase, or in the case of Converted Shares not accepted for purchase, shares of Class A Common Stock (other than fractional shares), returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility. Stockholders tendering Shares as DRS will have any Shares not accepted for payment, returned by crediting the appropriate DRS account.

     10. Irregularities. All questions as to the number of Shares, including Converted Shares, to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of such Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, including Converted Shares, or any particular stockholder. No tender of Shares, including Converted Shares, will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give any such notice.

     11. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares, including Converted Shares, are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on such Shares purchased is long-term or short-term (depending on the holding period for such Shares) and the amount of gain or loss recognized for federal income tax purposes. See Sections 1 and 14 of the Offer to Purchase.

     12. Lost, Stolen or Destroyed Certificates. If your certificate(s) representing Shares or shares of Class A Common Stock have been lost, stolen or destroyed, so indicate on the front of this Letter of Transmittal. The Depositary will send you additional documentation that will need to be completed to effectively surrender such lost, stolen or destroyed certificates.

     13. ConectivDirect(TM). If a stockholder desires to tender Shares credited to the stockholder's account under ConectivDirect(TM), the box entitled "ConectivDirect(TM) Shares" should be completed. A participant in ConectivDirect(TM) may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares credited to the stockholder's account under ConectivDirect(TM) at the lowest price specified in such Letters of Transmittal.

     If a stockholder tenders Shares held in ConectivDirect(TM), all such Shares credited to such stockholder's accounts(s) (including any Shares purchased after May 7, 1999 and credited to such accounts(s), which are not reflected on the pre-addressed label included herewith) will be tendered, unless otherwise specified above in the box entitled "ConectivDirect(TM) Shares." In the event that the box captioned "ConectivDirect(TM) Shares" is not completed, no Shares held in the tendering stockholder's ConectivDirect(TM) account will be tendered.

     14. Substitute Form W-9 and Form W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements may be obtained from the Depositary.

                       PAYOR'S NAME: THE BANK OF NEW YORK

---------------------------------------------------------------------------------------------------------------------------
                                PART 1 -- PLEASE PROVIDE YOUR TAXPAYER         TIN ---------------------------------------
          SUBSTITUTE            IDENTIFICATION NUMBER ("TIN") IN THE BOX AT    (SOCIAL SECURITY NUMBER
           FORM W-9             RIGHT AND CERTIFY THAT IT IS CORRECT BY        OR EMPLOYER IDENTIFICATION NUMBER)
                                SIGNING AND DATING BELOW.
                               ------------------------------------------------------------------------------------------
                                PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE EITHER (1) YOU
  DEPARTMENT OF THE TREASURY    ARE EXEMPT FROM BACKUP WITHHOLDING, (2) YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO
   INTERNAL REVENUE SERVICE     BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (3) THE
                                INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                WITHHOLDING.  [ ]
                               ------------------------------------------------------------------------------------------

                                CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT      PART 3
 PAYOR'S REQUEST FOR TAXPAYER   THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND           AWAITING TIN [ ]
    IDENTIFICATION NUMBER       COMPLETE.
                                SIGNATURE ---------------------------------------------------
                                DATE---------------------------------------------------- , 1999
---------------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


------------------------------------------------------------    ---------------------------------------
                         Signature                                               Date

     CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS.

            THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

            PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     15. Withholding On Foreign Stockholders. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his or her agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign stockholder is a stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any state or any political subdivision thereof or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign stockholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

     16. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent at the telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank, trust company or other nominee for documents relating to, or assistance concerning, the Offer.